THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
PLATINUM INVESTORSM
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
SUPPLEMENT DATED SEPTEMBER 4, 2001
TO
PROSPECTUS
DATED MAY 1, 2001

THIS SUPPLEMENT SUPERCEDES THE MAY 18, 2001 SUPPLEMENT.

          Effective August 29, 2001, The United States Life Insurance Company in the City of New York ("USL") is amending the prospectus for the purpose of announcing the acquisition of USL's parent corporation and a name change of one of the investment options.

          First, on page 28 of the prospectus, the second and third paragraphs of the section titled "USL" are deleted in their entirety and replaced with the following:

On May 11, 2001, American General Corporation ("AGC"), a Texas corporation, American International Group, Inc. ("AIG"), a Delaware corporation and Washington Acquisition Corporation, a Texas corporation and a wholly-owned subsidiary of AIG, entered into an agreement pursuant to which AGC would become a wholly-owned subsidiary of AIG (the "Transaction"). On August 15, 2001, the shareholders of AGC voted to approve the Transaction. On August 29, 2001, the Transaction was completed. As a result of the Transaction, USL is now an indirect, wholly-owned subsidiary of AIG.

          Second, effective May 1, 2001, the Warburg Pincus Trust ("Warburg Pincus") changed its name to the Credit Suisse Warburg Pincus Trust ("Trust"). The Trust is a fund available to you in your Policy. All references to Warburg Pincus in your prospectus should be replaced with the Trust.